Exhibit 10.10

Cyclacel Group plc

RULES OF THE

Cyclacel Group plc

SENIOR EXECUTIVE INCENTIVE PLAN

Authorised by shareholders on 1 July, 2004

Adopted by the Board on 30 June, 2004

CONTENTS

Rule

1.	DEFINITIONS AND INTERPRETATION
2.	GRANT OF OPTIONS
3.	OPTION PRICE
4.	PLAN LIMITS
5.	VESTING OF THE OPTION
6.	RIGHTS OF EXERCISE AND LAPSE OF THE OPTION
7.	LAPSING OF THE OPTION
8.	EXCHANGE OF OPTIONS
9.	EXERCISE OF OPTIONS
10.	ADJUSTMENT OF OPTIONS
11.	ADMINISTRATION
12.	AMENDING THE PLAN
13.	GENERAL

APPENDIX - Definitions

RULES OF THE CYLACEL GROUP PLC

SENIOR EXECUTIVE INCENTIVE PLAN

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

The words and expressions used in this Plan which have capital letters have the meanings set out in the Appendix.

1.2                               Interpretation

The headings in the Rules are for convenience and should be ignored when construing them.  Unless the context otherwise requires, words in the singular include the plural and vice versa and words importing either gender include both genders.

Reference in the Rules to any statutory provisions are to those provisions as amended, extended or re-enacted from time to time, and include any regulations or other subordinate legislation made under them.

2.                                      GRANT OF OPTIONS

2.1                               Grant of Options

The Grantor may at its discretion, grant to any Eligible Employee nominated by the Remuneration Committee an Option or Options at the Option Price over such whole number of Shares as it decides.

2.2                               Period for granting Options

Options may be granted at any time that the Grantor thinks appropriate.

2.3                               Approvals and consents

The grant of an Option will be subject to obtaining any approval or consent required under any applicable regulations or enactments.

2.4                               Manner of Grant and payment for Options

An Option will be granted so that it constitutes a binding contract between the Grantor and the Participant. Each Participant will be given an option certificate as evidence of the grant of an Option.  There will be no payment for the grant of an Option.

2.5                               Options personal to Participants

An Option is personal to the Participant to whom it is granted. It may not, nor may any rights in respect of it, be transferred, assigned, charged or otherwise disposed of to any Person other than, on the death of a Participant, when it may be transmitted to his personal representatives.

2.6                               Disclaimer of Options

A Participant may disclaim his Option, in whole or in part, in writing to the Secretary of the Company within 30 days after the Date of Grant.  No consideration will be paid for the disclaimer of the Option.  To the extent that an Option is disclaimed it will be taken never to have been granted.

3.                                      OPTION PRICE

The Option Price of an Option will be stated at the Date of Grant, but subject to any adjustment under Rule 10.  The Option Price must not be less than the higher of one pence per Share and the nominal value of a Share at any time.

4.                                      PLAN LIMITS

The number of Shares that may be allocated under the Plan cannot exceed 1,770,903 Shares.  The number of Shares that may be allocated under the Plan will be subject to such adjustments as the Remuneration Committee considers appropriate to reflect any Variation of the issued equity share capital of the Company and adjustment to the Options made pursuant to Rule 10.(1)

5.                                      VESTING OF THE OPTION

5.1                               Vesting

Subject to the completion of an IPO, the Option will vest and become exercisable as follows:

Percentage of Option vesting	Date of vesting
33.3%	first anniversary of the Date of Completion
66.6%	second anniversary of the Date of Completion
100%	third anniversary of the Date of Completion

5.2                               Vesting in full on a change of Control prior to an IPO

5.2.1              Subject to Rule 5.2.4, the Option will vest in full if any Person (or persons acting in concert with that Person, as defined by the City Code on Take-overs and Mergers) obtains Control of the Company pursuant to a Sale prior to an IPO or as a result of making a general offer or otherwise prior to an IPO.

5.2.2              In the event of a Sale of the Company prior to an IPO, the Board shall make such arrangements in the form of conditional notices of exercise or otherwise to ensure that a Participant is given a reasonable opportunity to exercise his Option (and (if necessary) to sell sufficient securities to meet any resulting tax liability), which shall lapse immediately following completion of the Sale.

(1) The Remuneration Committee has determined that the number of Shares that may be allocated under the Plan will be 3,541,806 in the event that the Company’s Shares are listed on the London Stock Exchange and Nasdaq pursuant to a global offer of Shares in June 2004 and the variation of share capital described under the “Description of Share Capital” in the listing particulars relating to the global offer is carried out.

5.2.3                        The Option will lapse on the earlier of:

(i)            the completion of the Sale;

(ii)           at the end of the period of six months after the date on which a person who made an offer to acquire Shares has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.  For the purpose of this Rule 5.2.3, a person will be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it; or

(iii)          at the end of the period during which any Person has become bound or entitled to acquire Shares under sections 428 to 430F of the Companies Act 1985 remains so bound or entitled;

5.2.4             If a Company (the “Successor Company”) has obtained Control of the company, and the shareholders of the Successor Company immediately after it has obtained Control are substantially the same as the shareholders of the Company immediately before that event, and the Successor Company consents to the exchange of Options under this Rule, the Option will not vest and/or be exercisable, but will be exchanged during the Appropriate Period under the terms of Rule 8, save that references to the Acquiring Company in that Rule will be deemed to be references to the Successor Company, provided that the Board shall permit an Option to vest and become exercisable and the relevant Participant to sell sufficient securities to the extent (if necessary) to meet any resulting tax liability.

5.3                               Vesting in full on a take-over, scheme of arrangement or winding up of the Company after an IPO

The Option will in any event, subject to the completion of an IPO, vest on the date:

5.3.1        that any person who made an offer to acquire Shares has obtained Control of the Company as envisaged in Rule 6.2.1;

5.3.2        that any person becomes bound or entitled to acquire Shares under sections 428 – 430F Companies Act 1985;

5.3.3.    on which the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies under section 425 of the Companies Act 1985;

5.3.4        on which a resolution for the voluntary winding-up of the Company has been passed.

6.                                      RIGHTS OF EXERCISE AND LAPSE OF THE OPTION

6.1                               General rules for exercise

Except as provided in Rules 6.2 and 6.3, the Option can only be exercised to the extent that it has vested and may only be exercised by a Participant while he is a director or employee of a Participating Company or of an Associated Company and is not under notice of termination of employment with a Participating Company or an Associated Company (whether such notice is given by the Participant’s employer or by the Participant) at the date of exercise of the Option.

6.2                               Exercise in particular cases

The Option may be exercised following the Date of Completion:

6.2.1        within the period of six months after the date on which a person who made an offer to acquire Shares has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.  For the purpose of this clause 6.2.1, a person will be deemed to have obtained Control of the Company if he and others acting in concert (as defined by the City Code on Take-overs and Mergers) with him have together obtained Control of it; or

6.2.2        at any time during which any Person who has become bound or entitled to acquire Shares under sections 428 to 430F of the Companies Act 1985 remains so bound or entitled;

6.2.3        within the period of six months following the court sanctioning a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies under section 425 of the Companies Act 1985; or

6.2.4        within the period of one month following the passing of a resolution for the voluntary winding-up of the Company.

6.3                               Dismissal Without Cause

6.3.1        If the Participant is dismissed from Employment Without Cause, the Participant’s Option will continue to vest and/or remain exercisable as if the Participant had continued to remain in Employment.

6.3.2        The Participant will be considered to have been dismissed from Employment Without Cause if (and only if) the Participant’s Employment is terminated by the relevant Participating Company or Participating Companies in circumstances other than where the Participant:

(a)                                  is guilty of any serious or repeated breach of his obligations under his contract of employment and any consent granted under it (including neglecting to diligently discharge his duties); or

(b)                                 is guilty of serious misconduct or any other conduct which affects or is likely to materially prejudice the interests of the Company or a Participating Company or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or

(c)                                  becomes bankrupt or makes any arrangement or composition with his creditors; or

(d)                                 is disqualified from being a director of any company by reason of an order made by any competent court; or

(e)                                  resigns as a director of a Participating Company without the prior consent of the Board; or

(f)                                    is guilty of any material breach or non-observance of any code of conduct, rule or regulation referred to in his contract of employment or fails or ceases to be registered (where such registration is, in the reasonable opinion of the Board, necessary for the performance of his duties) by any regulatory body in the United Kingdom or elsewhere.

7.                                      LAPSING OF THE OPTION

7.1                               The Option will lapse immediately to the extent not exercised on the first to occur of:

7.1.1        the tenth anniversary of the Date of Grant;

7.1.2        the expiry of any period specified in Rule 5.2.3;

7.1.3        the expiry of any period specified in Rules 6.2.1,  6.2.2, 6.2.3 or 6.2.4;

7.1.4        the Participant ceasing to be in Employment or where the Participant is under notice of termination of Employment (whether such notice is given by the Participant’s employer or by the Participant), unless the Option is exercisable under any of Rules 6.2.1 to 6.2.4 or the Participant has been dismissed Without Cause (in the circumstances set out in Rule 6.3);

7.1.5        where the Participant has been dismissed Without Cause, the expiry of six months after the third anniversary of the Date of Completion or (if later) the expiry of six months after the lifting of any share trading restrictions (imposed by the rules of any Applicable Exchange or Applicable Laws) which apply at the third anniversary of the Date of Completion;

7.1.6             the Participant being deprived of the legal or beneficial ownership of the Option by operation of law, or doing or omitting to do anything which causes him to be so deprived or being declared bankrupt; and

7.1.7             any attempt by the Participant to breach Rule 2.5.

8.                                      EXCHANGE OF OPTIONS

8.1                               The Acquiring Company

If any company (“the Acquiring Company”):

8.1.1        obtains Control of the Company as a result of making a general offer to acquire:

(i)            the whole of the issued ordinary share capital of the Company which is made on condition such that if it is satisfied the Acquiring Company will have Control of the Company; or

(ii)           all the shares in the Company which are of the same class as the Shares,

in either case ignoring any Shares which are already owned by it or a member of the same group of companies; or

8.1.2        obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985; or

8.1.3        becomes entitled to acquire Shares under sections 428 to 430F of that Act,

any Participant may, at any time within the Appropriate Period, by agreement with the Acquiring Company, release any Option which has not lapsed (“the Old Option”) in consideration of the grant to him of an Option (“the New Option”) which (for the purposes of paragraph 27(4) of Schedule 4 to the Taxes Act) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within paragraph 16 of Schedule 4 to the Taxes Act).

8.2                               The New Option

The New Option will not be regarded as equivalent to the Old Option unless the conditions set out in paragraph 27(4) of Schedule 4 to the Taxes Act are satisfied, but so that the provisions of the Plan will for this purpose be construed as if the New Option were an option granted under the Plan at the same time as the Old Option except for the purpose of the definition of “Participating Company” in the Appendix, and as if:

8.2.1        the reference to Cyclacel Group plc in the definition of the “Company” in the Appendix were a reference to the different company mentioned in rule 8.1; and

8.2.2        references in Rules 10.3, 11.4, 11.5 and 11.6 to the “Grantor” were references to the grantor of the New Option.

9.                                      EXERCISE OF OPTIONS

9.1                               Exercise in whole or in part

An Option may be exercised in whole or in part, provided that an Option may not be exercised in respect of less than 100 Shares; unless either the Option is over less than 100 Shares or it is the last occasion on which the Option is exercised, when it may be exercised in respect of any number of Shares up to the number in respect of which it remains capable of exercise.

9.2                               Manner of exercise

To exercise an Option, the Participant must deliver at the address specified in the notice of exercise:

9.2.1        an option certificate covering at least all the Shares over which the Option is then to be exercised;

9.2.2        the notice of exercise in the prescribed form properly completed and signed by the Participant (or by his duly authorised agent); and

9.2.3        remittance in cleared funds for the Exercise Price for the Shares over which the Option is exercised.

9.3                               Withholding for tax

9.3.1        Each Option granted under this Plan is subject to the condition that an exercise of the Option shall not be valid unless the Participant has, in addition to complying with the other requirements of this Plan, paid or procured the payment to his employer, or otherwise provided for, an amount equal to any income tax and/or employee social security contributions (if appropriate) which his employing company may be required to pay on the Participant’s behalf by reason of that exercise.

9.3.2        Without limitation to Rule 9.3.1 above, the Company, or Participating Company which is the Participant’s employer or the trustees of any employee benefit trust may withhold any amount and make such arrangements as it considers necessary to meet any liability of the Participant to taxation or employee social security contributions in respect of the grant, exercise or cancellation of options (or otherwise from benefits delivered under this Scheme).  These arrangements may include the sale of any shares on behalf of a Participant, unless the Participant discharges the liability himself.

9.4                               Issue or transfer of Shares

Subject to Rule 9.5, the Grantor will procure the delivery of any Shares to a Participant (or his nominee) pursuant to the exercise of an Option within 30 days following the Option Exercise Date.

9.5                               Regulatory Consents

The delivery of any Shares under the Plan will be subject to obtaining any necessary approval or consent under the provisions or rules or regulations of any Applicable Exchange or Applicable Laws.

9.6                               Ranking of Shares

Shares acquired by a Participant under the Plan will rank equally in all respects with the Shares then in issue, except that they shall not rank for any right attaching to them by reference to a record date preceding the Option Exercise Date.

9.7                               Listing

If the Shares are listed on the London Stock Exchange or any other Recognised Stock Exchange, the Company will apply for listing of any Shares issued under the Plan as soon as practicable after their allotment.

10.                               ADJUSTMENT OF OPTIONS

10.1                        Variation in equity share capital

If there is a Variation in the equity share capital of the Company:

10.1.1      the number and/or the nominal value of Shares over which an Option is granted; and

10.1.2      the Option Price; and

10.1.3     where an Option has been exercised but on the date of the Variation no Shares have been delivered pursuant to that exercise, the number of Shares which may be delivered and the price at which they may be acquired, will be adjusted in the manner the Remuneration Committee determines so that (as nearly as may be without involving fractions of a Share or an Option Price calculated to more than two decimal places) the Exercise Price will remain unchanged.

10.2                        Nominal value of Shares

Apart from under this Rule 10.2, no adjustment under Rule 10.1 can reduce the Option Price to less than the nominal value of a Share.  Where an Option subsists over both issued and unissued Shares, an adjustment may only be made if the reduction of the Option Price in respect of both the issued and the unissued Shares can be made to the same extent.  Any adjustment made to the Option Price of Options over unissued Shares will only be made if and to the extent that the Board is authorised to:

10.2.1               capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price; and

10.2.2               apply that sum in paying up the Shares so that on exercise of the Option the Board will capitalise that sum and apply it in paying up the Shares.

10.3                        Notifying Participants of adjustments

The Grantor will take the steps it considers necessary to notify Participants of any adjustment made under Rule 10 and may call in, cancel, endorse, issue or re-issue any certificate as a result of that adjustment.

11.                               ADMINISTRATION

11.1                        Notices

Any notice or other communication in connection with the Plan will be in writing and may be given:

11.1.1     by personal delivery; or

11.1.2     by sending it by post:

(i)            in the case of a company to its registered office; and

(ii)           in the case of an individual to his last known address, or, where he is a director or employee of a Participating Company or an Associated Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment; or

11.1.3                  by sending it by facsimile, email or any form of electronic transfer acceptable to the Grantor to:

(i)            in the case of a company, the facsimile number, email address or other number or address that the company notifies; and

(ii)           in the case of an individual to his last known facsimile number or email address, or where he is a director or employee of a Participating Company or an Associated Company, to his workplace facsimile number or email address.

11.2                        When notice is given

Any notice under Rule 11.1 will be given:

11.2.1      if delivered, at the time of delivery;

11.2.2      if posted, at 10.00am on the second business day after it was put into the post; or

11.2.3      if sent by facsimile, email or any other form of electronic transfer at the time of despatch.

In proving service of notice it will be sufficient to prove that delivery was made or that the envelope containing it was properly addressed, prepaid and posted or that the facsimile message, email or other form of electronic transfer was properly addressed and despatched as appropriate.

11.3                        Documents sent to shareholders

Participants may receive copies of any notice or document sent by the Company to the holders of Shares.

11.4                        Partial exercise of Options

If an Option is received in part, the Company may call in, endorse or cancel and re-issue, as it considers appropriate, any certificate for the balance of the Shares over which the Option was granted.

11.5                        Replacement option certificates

If any option certificate is worn out, defaced or lost, it may be replaced on the evidence that the Company requires being provided.

11.6                        Shares to cover Options

The Company will ensure that sufficient Shares are available to satisfy all outstanding Options.

11.7                        Administration of the Scheme

The Plan will be administered by the Remuneration Committee.  The Remuneration Committee has full authority, consistent with the Plan, to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt any regulations for administering the Plan and any documents it thinks necessary or appropriate.  The Remuneration Committee’s decision on any matter concerning the Plan will be final and binding.

11.8                        Costs of introducing and administering the Plan

The costs of introducing and administering the Plan will be borne by the Company.  However, the Company may require any Subsidiary of the Company to enter into an agreement which obliges that Subsidiary to reimburse the Company for any costs borne by the Company, directly or indirectly, in respect of the Subsidiary’s officers or employees.  The Company may also enter into a similar agreement with any Participating Company or Associated Company which is not a Subsidiary of the Company.

12.                               AMENDING THE PLAN

12.1                        The Board’s power to amend the Plan

Subject to the provisions of Rule 12, the Board can at any time amend any of the provisions of the Plan in any respect.

12.2                        Shareholders’ approval

No amendment to the advantage of Participants will be made under Rule 12.1 without the prior approval by ordinary resolution of the members of the Company in general meeting unless the amendment is:

12.2.1      minor in nature;

12.2.2      to assist the administration of the Plan;

12.2.2      to take account of any changes in legislation; or

12.2.3      to obtain or maintain a particular taxation, exchange control or regulatory treatment for the Company, a Subsidiary of the Company or an Associated Company or any Participant.

12.3                        Participants’ approval

No amendment will be made under Rule 12.1 which would abrogate or adversely affect the subsisting rights of a Participant unless it is made with the prior written consent of the Participant.

12.4                        Notice of amendments

Participants will be given written notice of any amendments to the Plan made under Rule 12.1 as soon as reasonably practicable after they have been made.

12.5                        Prohibited amendment

No amendment will be made to the Plan if, as a result of the amendment, it would cease to be an Employees’ Share Plan.

13.                               GENERAL

13.1                        Termination of the Plan

The Plan will terminate on 14th June, 2014 or at any earlier time by the passing of an appropriate resolution by the Board.  Termination of the Plan will not affect the subsisting rights of Participants.

13.2                        The Plan and funding the purchase of Shares

The Company and any Subsidiary of the Company may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purposes of the Plan, or enter into any guarantee or indemnity for those purposes, to the extent permitted by any applicable law.

13.3                        Rights of Participants and Eligible Employees

Nothing in the Plan will give any officer or employee of any Participating Company or Associated Company any right to participate in the Plan.  The rights and obligations of any individual under the terms of his office or employment with a Participating Company or Associated Company will not be affected by his participation in the Plan nor any right which he may have to participate under it.  A Participant holding an Option will not have any rights of a shareholder of the Company with respect to that Option or the Shares subject to it.

13.4                        No rights to compensation or damages

A Participant acknowledges that these Rules set out the position relating to his Option on a cessation or termination of his Employment and that he has no additional rights to compensation or damages for the termination of his office or employment with a Participating Company or Associated Company for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or to be entitled to exercise any Option under the Plan or from the loss or diminution in value of such rights or entitlements.  Nothing in the Plan or in any document executed under it will give any Person any right to continue in Employment or will affect the right of the Company, any Subsidiary of the Company or any Associated Company to terminate the employment of any Participant without liability at any time, with or without Cause, or will impose on the Company, any Participating Company, the Grantor, the Board or the Remuneration Committee or their respective agents and employees any liability in connection with the loss of a Participant’s benefits or rights under the Plan for any reason as a result of the termination of his Employment.

13.5                        The Benefits of Rule 13.3 and 13.4

The benefit of Rules 13.3 and 13.4 is given for the Company, for itself and as trustee and agent of all its Subsidiaries and Associated Companies.  The Company will hold the benefit of these Rules on trust and an agent for each of them and may assign the benefit of this Rule 13.5 to any of them.

13.6                        Articles of association

Any Shares acquired on the exercise of Options shall be subject to the articles of association of the Company.

13.7                        Severability

The invalidity or non-enforceability of one or more provisions of the Plan will not affect the validity or enforceability of the other provisions of the Plan.

13.8                        Governing Law

These Rules will be governed by and construed in accordance with the laws of England.  All Participants, the Company and any other Participating Company or Associated Company will submit to the jurisdiction of the English courts in relation to anything arising under the Plan.

APPENDIX

1.                                      DEFINITIONS

Appendix	this appendix which forms part of the Rules;

Applicable Exchange	any stock exchange on which Shares are listed and/ or traded;

Applicable Laws

the requirements relating to the operation of share option plans and the issue and/ or transfer of Shares under any Applicable Exchange and the applicable securities laws and other laws in any country or jurisdiction in which an Option is granted to a Participant and/ or in which the Participant resides at the date of exercise of his Option;

Appropriate Period	the meaning given by paragraph 26(3) of Schedule 4 to the Taxes Act;

Associated Company	the meaning given by paragraph 35 of Schedule 4 to the Taxes Act;

Board	the board of directors for the time being of the Company or a duly authorised committee of it which for the avoidance of doubt may include the Remuneration Committee;

the Company	Cyclacel Group plc (registered no. 05090795);

Control	means the power of a person to secure:

(i) by means of the holding of shares or the possession of voting power in or in relation to that or any other body corporate; or

(ii) by virtue of any power conferred by the articles of association or other document regulating that or any other body corporate,

that the affairs of the first mentioned body corporate are conducted in accordance with the wishes of that person;

Date of Completion	the date on which the Company’s IPO is completed:

Date of Grant	with respect to an Option, the date on which the Grantor grants it under Rule 2.1;

Eligible Employee	any person who at the Date of Grant:

(i) an employee or director of a Participating Company on terms which, in either case, require him to devote substantially the whole of his working time to his duties as such; and

(ii) is not precluded from participating by paragraph 9 of Schedule 4 to the Taxes Act (material interest in a close company);

Employees’ Share Plan	a scheme for encouraging or facilitating the holding of shares or debentures in a company by or for the benefit of:

(i) the bona fide employees or former employees of the company, the company’s subsidiary or holding company or a subsidiary of the company’s holding company; or

(ii) the wives, husbands, widows, widowers or children or step-children under the age of 18 of such employees or former employees;

Employment	employment as an employee of a Participating Company or an Associated Company.

Exercise Price

the total amount payable on the exercise of an Option, whether in whole or in part, being an amount equal to the relevant Option Price multiplied by the number of Shares in respect of which the Option is exercised;

Grantor	in relation to an Option, the Person who granted it, which may be the Company or any other Person;

IPO

the admission of any part of the ordinary share capital of the Company or of a company which owns all the issued shares in the Company on any established Stock Exchange or National Market System, including without limitation the admission of shares to the Official List of the UK Listing Authority and the admission of shares to trading by the London Stock Exchange and/or the admission of shares to EASDAQ, NASDAQ or the New York Stock Exchange;

London Stock Exchange	the London Stock Exchange Limited or any successor body carrying on the business of the London Stock Exchange;

Option	a right to acquire Shares under the Plan which is either subsisting or is proposed to be granted;

Option Exercise Date	the date when the exercise of an Option is effective because it complies with Rules 9.2 and 9.3;

Option Price	the price per Share at which a Participant may acquire Shares on the exercise of an Option;

Participant	any Eligible Employee to whom an Option has been granted, or (where the context requires) his personal representatives;

Participating Company	(i) the Company; and

(ii) any other company which is under the Control of the Company and is a Subsidiary of the Company;

Person	any individual, corporation, partnership, limited liability company, trust or other entity of whatever nature;

Plan	the Cylcacel Group plc Senior Executive Incentive Plan in its present form or as from time to time amended in accordance with the rules;

Recognised Stock Exchange	Any stock exchange outside the United Kingdom that is for the time being designated as a recognised stock exchange for the purpose of section 841 of the Income & Corporation Taxes Act 1988;

Remuneration Committee	a duly authorised remuneration committee of the Board all the members are non-executive directors;

Rules	these rules as amended from time to time;

Sale

a sale or disposal by other means of shares in the Company by any shareholder(s) in one or more related transactions not involving an IPO, but involving a person or persons acquiring Control of the Company other than in the circumstances set out in Rule 5.2.4;

Schedule 4	Schedule 4 to the Income Tax (Pensions & Earnings) Act 2003;

Share	a fully paid ordinary share in the capital of the Company;

Subsidiary	a company is a subsidiary of another company if:

(i) that other company:

(a) is a member of it and controls the composition of its board of directors; or

(b) holds more than half in nominal value of its equity share capital; or

(ii) the first mentioned company is a subsidiary of any company which is that other’s subsidiary;

Taxes Act	Income Tax (Pensions & Earnings) Act 2003; and

Variation

in relation to the equity share capital of the Company a capitalisation issue, an offer or invitation made by way of rights, a subdivision, a consolidation or reduction or other variation of the equity share capital of the Company.